UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): May 12, 2017 (May 9, 2017)

SCRIPPS NETWORKS INTERACTIVE, INC.

(Exact name of Registrant as Specified in Its Charter)

Ohio	1-34004	61-1551890
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9721 Sherrill Boulevard Knoxville, Tennessee		37932
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (865) 694-2700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

At the 2017 Annual Meeting of Shareholders (the “Annual Meeting”) of Scripps Networks Interactive, Inc. (the “Company”) held on May 9, 2017, a total of 72,322,772 Class A Common Shares, $.01 par value per share (“Class A Common Shares”), and 33,048,482 Common Voting Shares, $.01 par value per share (“Common Voting Shares”), out of a total of 95,858,201 Class A Common Shares and 33,850,481 Common Voting Shares outstanding and entitled to vote as of the record date for the Annual Meeting, were present in person or represented by proxies. The following proposals were voted on and approved by the Company’s shareholders at the Annual Meeting:

1. The holders of Class A Common Shares elected Jarl Mohn, Nicholas B. Paumgarten, Jeffrey Sagansky and Ronald W. Tysoe to serve as directors to hold office until the annual meeting of shareholders to be held in 2018 and until their successors are duly elected and qualified. The holders of Common Voting Shares elected Gina L. Bianchini, Michael R. Costa, Philip I. Kent, Kenneth W. Lowe, Donald E. Meihaus, Richelle P. Parham, Mary McCabe Peirce and Wesley W. Scripps to serve as directors to hold office until the annual meeting of shareholders to be held in 2018 and until their successors are duly elected and qualified.

Nominee (Class A Common Shares)	For	Withheld	Broker Non-Votes
Jarl Mohn	27,007,157	45,315,615	-
Nicholas B. Paumgarten	60,300,492	12,022,280	-
Jeffrey Sagansky	56,820,615	15,502,157	-
Ronald W. Tysoe	26,969,398	45,353,374	-

Nominee (Common Voting Shares)	For	Withheld	Broker Non-Votes
Gina L. Bianchini	33,048,482	0	-
Michael R. Costa	33,048,482	0	-
Philip I. Kent	33,048,482	0	-
Kenneth W. Lowe	33,048,482	0	-
Donald E. Meihaus	33,048,482	0	-
Richelle P. Parham	33,048,482	0	-
Mary McCabe Peirce	33,048,482	0	-
Wesley W. Scripps	33,048,482	0	-

2. The holders of Common Voting Shares approved, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers.

For	Against	Abstentions
33,048,482	0	0

3. The holders of Common Voting Shares approved, on an advisory (non-binding) basis, the frequency of the shareholder vote on the compensation of the Company’s named executive officers.

For	Against	Abstentions
33,048,482	0	0

4. The holders of Common Voting Shares ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

For	Against	Abstentions
33,048,482	0	0

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SCRIPPS NETWORKS INTERACTIVE, INC.

Date: May 12, 2017	By:	/s/Cynthia L. Gibson
Cynthia L. Gibson
Executive Vice President, Chief Legal and Business Affairs Officer